UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023 (November 15, 2023)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300 Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

(770) 953-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements and a periodic review of the Second Amended and Restated Bylaws (the “Bylaws”) of BlueLinx Holdings Inc. (the “Company”), the Board of Directors (the “Board”) of the Company amended and restated the Company’s Bylaws, effective as of the same date. The amendments, among other matters:

•	update the procedural requirements for director nominations made by stockholders to address Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, including requiring stockholders to comply therewith;
•	require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white;
•	require the inclusion of certain additional information from a stockholder submitting a nomination or a proposal, as well as updates to this information prior to any stockholder meeting;
•	modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law, as amended; and
•	make various other conforming, technical and ministerial changes.

The foregoing summary description of the amendments to the Bylaws is qualified in its entirety by reference to the complete text of the Third Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Bylaws of BlueLinx Holdings Inc., dated November 15, 2023.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

By:	/s/ Andrew Wamser
Andrew Wamser
Senior Vice President and Chief Financial Officer

Dated: November 21, 2023